EXHIBIT 99.1

CERTIFICATION UNDER Section 906
of the Sarbanes-Oxley Act of 2002

Each of the undersigned, being the Chief Executive Officer and the Vice President of Finance, respectively, of Professionals Direct, Inc., a Michigan corporation (the "Company"), hereby certify, in their capacities as officers of the Company, that the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and that the information in such report fairly presents, in all material respects, the financial condition at December 31, 2002 and results of operations of the Company for the periods then ended.

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

s/Stephen M. Tuuk	s/Stephen M. Westfield
Stephen M. Tuuk President and Chief Executive Officer Dated: March 28, 2003	Stephen M. Westfield Vice President of Finance and Treasurer Dated: March 28, 2003